KBW Investor Conference
July 2010

Southern Community
FINANCIAL CORPORATION

NASDAQ: SCMF

www.smallenoughtocare.com

FORWARD LOOKING STATEMENTS

This presentation may contain, in addition to historical information, various "forward-looking statements" that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community's actual operating results and financial position to differ materially from those projected in the forward-looking statements. Such forward-looking statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward-looking statements are further qualified by important factors that could cause Southern Community's actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

Corporate Profile

Corporate Profile

- Commercial bank chartered on November 18, 1996 and headquartered in Winston-Salem, North Carolina
- Total assets of nearly $1.7 billion as of June 30, 2010
- Strong executive management team with an average of 15 years of in-market and 28 years of total banking experience
- Focus on serving small and mid-sized businesses and professionals
- Footprint includes five of the fastest growing markets in North Carolina

A Diversified Loan Portfolio

Total loans as of 6/30/10: $1.2 billion



Commercial & Industrial 20%
Residential Mortgage 25%
Consumer 1%
Construction/ Land Development 23%
Commercial Mortgage 31%

- Approximately 52% of loans are variable rate loans (mostly prime-based)
- Approximately 34% of Commercial Mortgages are owner-occupied

Note: Internal concentration/purpose codes utilized to provide enhanced granularity

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

Residential Construction Loan Portfolio

Total residential construction loans as of 6/30/10: $178 million



Other
3%
Custom
21%
Acquisition &
Development
31%
Lot Loans
14%
Speculative
Construction
31%

- **This portfolio declined $17 million, or 9%, from $195 million at 12/31/09**

Note: Internal concentration/purpose codes utilized to provide enhanced granularity

CRE Loans by Property Type

Total CRE loans as of 6/30/10: $385 million


Multifamily
6%
Other
3%
Hotels/Motels
8%
Industrial
32%
Religious
Organizations
13%
Office
14%
Retail
24%

- This portfolio increased $10 million, or 3%, from $375 million at 12/31/09

Note: Internal concentration/purpose codes utilized to provide enhanced granularity

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

Deposit Composition

Total deposits as of 6/30/10: $1.3 billion


Demand
10%
NOW/Savings
20%
Money Market
28%
CDs > $100k
13%
CDs < $100k
29%

- Core deposits (total deposits excluding brokered) were 71% of total deposits, up from 64% at 6/30/09
- Brokered deposits represent 13% of total deposits, down from 18% at 6/30/09, a decrease of $32.6 million

Operating in High Growth Markets


ASHEVILLE
BUNCOMBE
WAKE
SURRY
STOKES
ROCKINGHAM
YADKIN
FORSYTH
GUILFORD
RALEIGH
GREENSBORO
WINSTON-SALEM
Headquarters
IREDELL
MOORESVILLE
CHARLOTTE

22 banking offices in 9 counties across central North Carolina

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

High Growth Demographics

County	Percent of SCMF Franchise (%)	Actual Population	Proj. Pop. Growth by 2014 (%)	Median HH Income ($)	Proj. HH Income Growth by 2014 (%)
Forsyth	**57.3**	**349,532**	**7.0**	**55,686**	**4.6**
Surry	11.2	73,569	1.2	41,217	2.3
Yadkin	7.7	38,346	1.7	44,275	4.9
Guilford	**7.6**	**476,896**	**6.5**	**56,264**	**6.8**
Stokes	6.0	46,592	1.0	47,028	5.1
Iredell	**5.0**	**160,602**	**14.5**	53,943	2.1
Buncombe	**1.8**	**233,364**	**6.5**	47,450	6.6
Wake	**1.8**	**882,674**	**18.5**	**75,682**	**5.4**
Rockingham	1.6	93,302	0.5	42,263	9.4
Wt. Avg. SCMF	**100**		**6.0**	**52,613**	**4.5**
U.S.		**309,731,508**	**4.6**	**54,719**	**4.1**

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

Deposit Market Share – Our Markets

There is a significant opportunity to gain deposit market share:

As of June 30, 2009

Rank	Company Name	Type	Number of Branches	Total Deposits in Markets ($000)	% Mkt Share
1	BB&T	Bank	80	17,804,860	33.35%
2	Wells Fargo	Bank	109	10,864,463	20.35%
3	Bank of America	Bank	65	3,536,170	6.62%
4	SunTrust	Bank	74	3,254,214	6.10%
5	First Citizens	Bank	71	3,173,581	5.94%
6	Royal Bank of Canada	Bank	39	2,018,693	3.78%
7	**Southern Community**	**Bank**	**22**	**1,269,237**	**2.38%**
8	NewBridge Bancorp	Bank	20	930,380	1.74%
9	Paragon Commercial Corp.	Bank	1	764,258	1.43%
10	Piedmont FSB	Bank	2	642,063	1.20%
	Total for Institutions in Market		738	53,391,044	

Source: SNL Financial, FDIC Summary of Deposits

Our Strategy

Asset Quality Remains Top Priority

- Prompt identification of problem loans
  - Thorough internal and external loan review
  - Large dollar problem assets identified
  - Significant reserve building during 4Q09 and 1Q10
  - Recorded write-downs on carrying values of OREO
  - Additions to NPLs now less pronounced than prior two quarters
- Resolution & remediation
  - Net charge-offs of $35.5 million over the last 12 months

Improved Core Bank Operations

- Floors introduced to the majority of variable rate loans
- Reduced reliance upon external funding sources and increased local deposits
  - Increased net interest margin 41 bps y/y to 3.46%
- Reduced discretionary spending
  - Staff reductions, company-wide salary freeze, and decreased 401(k) matching contributions
- Pre-tax, pre-provision earnings improved 274% y/y in 2Q10

SCMF is Well-Positioned

- Solid NC franchise in growth markets of Raleigh, Charlotte, Greensboro, Winston-Salem, and Asheville
- Large dollar problem credits identified and credit quality beginning to stabilize
- Well-capitalized and liquid balance sheet
- Improved funding mix and NIM
- Controlled expenses
- Strong management team
- Capacity for asset growth and top of the line operations

Long Term Strategy

- Build out existing markets
  - De novo growth + accretive acquisitions
- Build non interest income
  - Expand mortgage operations & wealth management division
- Leverage commercial relationships, infrastructure and people
- Enhance profitability
  - Continue to improve net interest margin
  - Continue to build core deposit base and lower funding costs
- Control expenses/increase efficiency

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

Financial Performance

Second Quarter 2010 Financial Highlights

- Substantial reduction in net loss after TARP dividend; $371,000 in 2Q10 vs. $5.2 million in 1Q10 and $3.3 million in 2Q09
  - Lower provision for loan losses
  - Stronger core earnings

Second Quarter 2010 Financial Highlights

- Sequential decrease in provision for loan losses
  - Charged off $4.2 million land loan with reserves allocated in 1Q10
  - Provision for loan losses decreased $4.5 million and ALLR decreased $6.4 million sequentially
  - NPAs of $74.3 million (4.47% of total assets) increased a net of $3.4 million in total vs. 1Q10; NPLs increased $4.9 million, offset by a $1.5 million reduction in OREO
  - ALLR of $29.6 million (2.47% of loans) at 6/30/10, comparable to the level at 12/31/09

Provision and Net Charge-offs



$ in Millions
20.0
16.0
12.0
8.0
4.0
0.0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Provision
NCOs

Net Charge-Offs/Average Loans


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2004
2005
2006
2007
2008
2009
1Q10
2Q10
SCMF
Peer Average

*Note: Peer data not available for 2Q10

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Non-Performing Assets/Assets



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2004
2005
2006
2007
2008
2009
1Q10
2Q10*
SCMF
Peer Average

*Note: Peer data not available for 2Q10

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Reserves/Loans


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2004
2005
2006
2007
2008
2009
1Q10
2Q10*
SCMF
Peer Average

*Note: Peer data not available for 2Q10

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

Second Quarter 2010 Financial Highlights

Stronger Core Earnings

- Non-interest income increased 11% LQ, or 21% excluding securities gains and OTTI write-downs; y/y growth of 68%
  - Growth in brokerage income, service charges, and SBIC income
  - Half of y/y growth due to $1.0 million loss in 2Q09 related to Lehman default
- Non-interest expenses increased 4% LQ
  - Increase related to costs associated with foreclosed assets (both write-downs and costs of managing) and legal expenses due to problem credit resolution
  - Increased credit costs were partially offset by 3% decrease in personnel expenses due to cost saving programs initiated in prior quarters

Stronger Core Earnings

- 2Q10 net interest margin improvement of 41 bps y/y driven by:
  - Improved funding mix y/y and lowered funding costs
    - 20% growth in non-interest bearing deposits
    - 36% growth in MM/Savings/NOW deposits
    - 20% decrease in time deposits
    - 20% decrease in borrowings
- Bolstered asset yields through loan pricing discipline and extensive utilization of interest rate floors on variable rate loans

Improved Funding Mix



$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$0
CAGR +12%
Brokered CDs -8%, Borrowings -23% (CAGR)
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Local Deposits
Brokered CDs
Borrowings

Net Interest Margin Improvement



4.50%
3.75%
3.00%
2.25%
1.50%
0.75%
0.00%
+ 58 bps
2.88%
3.10%
3.01%
3.05%
3.30%
3.28%
3.41%
3.46%
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

•NIM excluding NPLs and their related funding costs in 1Q10 was 3.51% and 3.54% in 2Q10

Capital Ratios

	Projected 6/30/10	3/31/10 Including TARP[1]	Regulatory Minimum[2]
TIER ONE LEVERAGE**	8.94%	8.86%	5.00%
TIER ONE RISK BASED*	11.00%	10.92%	6.00%
TOTAL RISK BASED*	12.75%	12.80%	10.00%

All ratios shown above are at the holding company level

* To Risk Weighted Assets

** To Average Assets

(1)Includes $42.75 million TARP investment closed on December 5, 2008

(2)Minimum for Well Capitalized Banks

Outlook

- Expect some moderation in NPLs beginning in the third quarter 2010:
  - Progress made on large dollar problem asset resolutions
  - Write downs on foreclosed assets are expected to moderate
- Loan demand to remain muted over next few quarters
- Funding costs are expected to remain stable at the current low levels
- Reduced expense base will serve us well once economy improves
- Remain well capitalized with ratios exceeding regulatory requirements

Southern Community continues to be well positioned for sustainable improvement in the economy

Southern Community
FINANCIAL CORPORATION

Small Enough To Care

NASDAQ: SCMF

www.smallenoughtocare.com